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[GRAPHIC]



                                DATED MARCH 2000

                                     BETWEEN

                                    BOSS LTD.
                               STAVANGER SUN LTD.
                                   AS BORROWER

                       CHRISTIANIA BANK OG KREDITKASSE ASA
                          AS AGENT AND SECURITY TRUSTEE

                                       AND

                                     OTHERS

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                               AMENDMENT AGREEMENT
                                  RELATING TO A

                            SENIOR FACILITY AGREEMENT
                              DATED 30 OCTOBER 1997

                            JUNIOR FACILITY AGREEMENT
                              DATED 30 OCTOBER 1997

                               PRIORITY AGREEMENT
                              DATED 30 OCTOBER 1997

                                       AND

                      ASSIGNMENT OF EARNINGS AND INSURANCES
                             DATED 27 NOVEMBER 1997
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THIS AGREEMENT is made on   March 2000

BETWEEN

(1) BOSS LTD and STAVANGER SUN LTD., both companies duly incorporated in the Cayman Islands each having its registered office at 3rd Floor, CIBC Financial Centre, PO Box 1234, George Town, Grand Cayman, Cayman Islands (the "BORROWERS", and singly a "BORROWER") acting jointly and severally;

(2) CHRISTIANIA BANK OG KREDITKASSE ASA as agent (under both the Senior Facility Agreement and Junior Facility Agreement) and security trustee (the "AGENT" and "SECURITY TRUSTEE"); and

(3) THE FINANCIAL INSTITUTIONS who are defined as banks under the Senior Facility Agreement and senior lenders under the Priority Agreement (the "SENIOR LENDERS");

(4) THE FINANCIAL INSTITUTIONS defined as banks under the Junior Facility Agreement and junior lenders under the Priority Agreement (the "JUNIOR LENDERS" together with the Senior Lenders, the "LENDERS");

(5) CHRISTIANIA BANK OG KREDITKASSE ASA defined as senior swap counterparty under the Priority Agreement (together with the Senior Lenders, the "SENIOR CREDITORS"); and

(6) CHRISTIANIA BANK OG KREDITKASSE ASA defined as junior swap counterparty under the Priority Agreement (together with the Junior Lenders, the "JUNIOR CREDITORS").

RECITALS

(A) By the Facility Agreements, the Lenders made loan facilities available to the Borrowers upon the terms and subject to the conditions contained therein.

(B) The Borrowers have requested and the Lenders have agreed to amend certain provisions of the Facility Documents to reflect the change of name of the Vessel "MT Stavanger Sun" to "Genmar Sun" and its re-registration under a Marshall Islands flag.

IT IS AGREED as follows.

1.      DEFINITIONS AND INTERPRETATION

1.1     DEFINITIONS
        In this Agreement:

        "ASSIGNMENT OF EARNINGS AND INSURANCES" means the assignment of earnings and insurances relating to the Vessel presently known as MT Stavanger Sun dated 27 November 1997 between Stavanger Sun Ltd as Owner and the Security Trustee.

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        "EFFECTIVE DATE" means the date on which the Agent confirms to the
        Lenders and the Borrower that it has received each of the documents listed in Schedule 1 (CONDITIONS PRECEDENT) in a form and substance satisfactory to the Agent.

        "FACILITY AGREEMENTS" means the Senior Facility Agreement and the Junior Facility Agreement.

        "JUNIOR FACILITY AGREEMENT" means the Junior Facility Agreement dated 30 October 1997 as amended from time to time between the Borrowers, Agent and others.

        "NEW MORTGAGES" means the first preferred Marshall Islands ship mortgage to be granted by Stavanger Sun Ltd in its capacity as Borrower under the Senior Facility Agreement over its Vessel and the second preferred Marshall Islands ship mortgage to be granted by Stavanger Sun Ltd. in its capacity as Borrower under the Junior Facility Agreement over its Vessel.

        "PRIORITY AGREEMENT" means the Priority Agreement dated 30 October 1997 as amended from time to time between the Borrowers, the Agent and Security Trustee, the Senior Creditors and the Junior Creditors.

        "SECOND AMENDMENT AGREEMENTS" means the amendment agreements to the Facility Agreements dated 27 December 1999 between the Borrowers, the Agent and the Lenders.

        "SENIOR FACILITY AGREEMENT" means the Senior Facility Agreement dated 30 October 1997 as amended from time to time between the Borrowers, the Agent, and others.

        "THIRD AMENDMENT AGREEMENT" means the amendment agreement dated 17 February 2000 to the Senior Facility Agreement, Junior Facility Agreement, Priority Agreement and Assignment of Earnings and Insurances by Boss Ltd.

1.2     INCORPORATION OF DEFINED TERMS

        Terms defined in the Senior Facility Agreement shall, unless otherwise defined herein, have the same meaning herein and the principles of construction set out in the Senior Facility Agreement shall have effect as if set out in this Agreement.

1.3     CLAUSES

        In this Agreement any reference to a "Clause" or "Schedule" is, unless the context otherwise requires, a reference to a Clause or Schedule hereof. Clause headings are for ease of reference only.

2.      AMENDMENT

        With effect from the Effective Date

        (i) the Senior Lenders, the Borrowers and the Agent agree that the Senior Facility Agreement shall be amended as set out in Part 1 of Schedule 2 (AMENDMENTS TO SENIOR FACILITY AGREEMENT).

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        (ii)    the Junior Lenders, the Borrowers and the Agent agree that the
                Junior Facility Agreement shall be amended as set out in Part 2 of Schedule 2 (AMENDMENTS TO THE JUNIOR FACILITY AGREEMENT);

        (iii) the Senior Creditors, the Junior Creditors, the Borrowers and the Agent and the Security Trustee agree that the Priority Agreement shall be amended as set out in Part 3 of Schedule 2 (AMENDMENT TO THE PRIORITY AGREEMENT);

        (iv) Stavanger Sun Ltd and the Security Trustee agree that the Assignment of Earnings and Insurances shall be amended as set out in Part 4 of Schedule 2 (AMENDMENT TO THE ASSIGNMENT OF EARNINGS AND INSURANCES).

3.      REPRESENTATIONS

3.1 The Borrowers make the representations set out in Clause 12 of the Senior Facility Agreement and Clause 12 of the Junior Facility Agreement as if each reference therein to "this Agreement" or "the Facility Documents" includes a reference to (a) this Agreement and (b) the relevant Facility Agreement as amended by this Agreement.

3.2 Stavanger Sun Ltd makes the representations set out in Clauses 3 and 8 of the Assignment of Earnings and Insurances as if each reference therein to "this Agreement" or "this Assignment" includes a reference to
        (a) this Agreement and (b) the Assignment of Earnings and Insurances as amended by this Agreement.

4.      CONTINUITY AND FURTHER ASSURANCE

4.1     CONTINUING OBLIGATIONS

        The provisions of the Facility Documents shall, save as amended hereby, continue in full force and effect.

4.2     FURTHER ASSURANCE

        Each of the Borrowers shall, at the request of the Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

5.      FEES, COSTS AND EXPENSES

5.1     TRANSACTION EXPENSES

        The Borrowers shall, from time to time on demand of the Agent, reimburse the Beneficiaries (as defined under the Priority Agreement) for all costs and expenses (including legal fees) together with any VAT thereon incurred by it in connection with the negotiation, preparation and execution of this Agreement, any other document referred to in this Agreement and the completion of the transactions herein contemplated.

5.2     PRESERVATION AND ENFORCEMENT OF RIGHTS

        The Borrowers shall, from time to time on demand of the Agent, reimburse the Beneficiaries for all costs and expenses (including legal fees) on a full indemnity basis together with any VAT thereon incurred in or in connection with the preservation

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        and/or enforcement of any of the rights of the Beneficiaries under this
        Agreement and any other document referred to in this Agreement.

5.3     STAMP TAXES

        The Borrowers shall pay all stamp, registration and other taxes to which this Agreement, any other document referred to in this Agreement or any judgment given in connection herewith is or at any time may be subject and shall, from time to time on demand of the Agent, indemnify the Beneficiaries against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

6.      MISCELLANEOUS

6.1     INCORPORATION OF TERMS

        The provisions of clause 28 (REMEDIES AND WAIVER), clause 29 (PARTIAL INVALIDITY), clause 31 (LAW) and clause 32 (JURISDICTION) of the Senior Facility Agreement shall be incorporated into this Agreement as if set out in full herein and as if references therein to "this Agreement" or "the Facility Documents" are references to this Agreement.

6.2     COUNTERPARTS

        This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

7.      CONSENT UNDER PRIORITY AGREEMENT

        The Senior Creditors hereby consent to the amendment made or to be made to the Junior Facility Agreement pursuant to this Agreement.

AS WITNESS the hands of duly authorised representatives of the parties hereto the day and year first before written.

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                                   SCHEDULE 1

                              CONDITIONS PRECEDENT

1.      In relation to each Borrower:

        (a) a copy, certified as at the date of this Agreement a true and up-to-date copy by a duly authorised officer of such Borrower, certifying that, as at the date hereof, there has been no change to the constitutional documents delivered by such Borrower pursuant to the Senior Facility Agreement;

        (b) a copy, certified as at the date of this Agreement a true and up-to-date copy by an a duly authorised officer of a board resolution of such Borrower approving the execution, delivery and performance of this Agreement and, in the case of Stavanger Sun Ltd as the relevant Borrower, the New Mortgages and the terms and conditions hereof and authorising a named person or persons to sign this Agreement and, in the case of Stavanger Sun Ltd as the relevant Borrower, the New Mortgages and any other documents to be delivered by such Borrower pursuant hereto; and

        (c) a certificate of an duly authorised officer of such Borrower setting out the names and signatures of the persons authorised to sign, on behalf of such Borrower, this Agreement and, in the case of Stavanger Sun Ltd as the relevant Borrower, the New Mortgages and any other documents to be delivered by such Borrower pursuant hereto.

2. A copy, certified a true copy by or on behalf of each Borrower, of each such law, decree, consent, licence, approval, registration or declaration as is, in the opinion of counsel to the Lenders, necessary to render this Agreement and the New Mortgages legal, valid, binding and enforceable, to make this Agreement and the New Mortgages admissible in evidence in each Borrower's jurisdiction of incorporation and to enable each Borrower to perform its obligations thereunder.

3. Confirmation from Seward & Kissel LLP, the Lenders' Marshall Islands counsel that the New Mortgages have been registered at the Maritime Administration Registry Office of the Republic of the Marshall Islands in New York in the name of the Vessel "Genmar Sun" (ex "Stavanger Sun") owned by Stavanger Sun Ltd.

4. An opinion of the Lenders' Counsel in the jurisdiction of incorporation of each Borrower and the jurisdiction of the flag of the Vessel "Genmar Sun" (ex "Stavanger Sun") satisfactory in form and substance to the Agent and in substantially the form distributed to the Lenders prior to the signing of this Agreement.

5. Payment of the Lender's legal fees pursuant to Clauses 5.2 of the Second Amendment Agreements, Clause 5.2 of the Third Amendment Agreement and Clause 5.2 of this Agreement.

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                                   SCHEDULE 2

                                     PART 1

                     AMENDMENTS TO SENIOR FACILITY AGREEMENT

1. The definition of "MORTGAGES" at clause 1.1 of the Senior Facility Agreement shall be deleted and replaced with the following:

        "MORTGAGES" means each of the first preferred Marshall Islands ship mortgages to be granted by each Borrower over its Vessel, to the Security Trustee pursuant to paragraph 1, Part 2 of the First Schedule and "MORTGAGE" means any of them.

2. Clause 12.1(i) of the Senior Facility Agreement shall be deleted and replaced with the following:

        "STATUS It is a limited liability company duly organised under the laws of the Cayman Islands with power to enter into the Facility Documents and to exercise its rights and perform its obligations under the Facility Documents and it is duly qualified as a foreign maritime entity in the Marshall Islands and it has the power to register its Vessel at the Maritime Administration Registry Office of the Republic of the Marshall Islands in New York."

3. Clause 12.1(vii) of the Senior Facility Agreement shall be deleted and replaced with the following:

        "VALIDITY AND ADMISSIBILITY IN EVIDENCE Other than the recording of the Mortgage over its Vessel at the Maritime Administration Registry Offices of the Republic of the Marshall Islands and any required registration in the Cayman Islands all acts, conditions and things required to be done, fulfilled and performed in order (a) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in the Facility Documents, (b) to ensure that the obligations expressed to be assumed by it in the Facility Documents are legal, valid and binding and (c) to make the Facility Documents admissible in evidence in the Cayman Islands, have been done, fulfilled and performed."

4. Paragraph 1(i) of Part 2 of the First Schedule of the Senior Facility Agreement shall be deleted and replaced with the following:

                "in respect of Stavanger Sun Ltd. as the relevant Borrower, the Marshall Islands ship mortgage granted by such Borrower over its Vessel in favour of the Security Trustee in a form acceptable to the Agent."

5. Paragraph 7(i) of Part 2 of the First Schedule of the Senior Facility Agreement shall be deleted and replaced with the following:

                "in respect of Stavanger Sun Ltd. as the relevant Borrower, evidence of re-registration of its Vessel under the Marshall Islands flag.

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6.      The Fourth Schedule of the Senior Facility Agreement shall be amended by deleting the reference to the "MT Stavanger Sun " and replacing it with a reference to "Genmar Sun".

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                                   SCHEDULE 2

                                     PART 2

                     AMENDMENTS TO JUNIOR FACILITY AGREEMENT

1. The definition of "MORTGAGES" at clause 1.1 of the Junior Facility Agreement shall be deleted and replaced with the following:

        "MORTGAGES" means each of the second preferred Marshall Islands ship mortgages to be granted by each Borrower over its Vessel, to the Security Trustee both pursuant to paragraph 1, Part 2 of the First Schedule and "MORTGAGE" means any of them.

2. Clause 12.1(i) of the Junior Facility Agreement shall be deleted and replaced with the following:

        "STATUS It is a limited liability company duly organised under the laws of the Cayman Islands with power to enter into the Facility Documents and to exercise its rights and perform its obligations under the Facility Documents and it is duly qualified as a foreign maritime entity in the Marshall Islands and it has the power to register its Vessel at the Maritime Administration Registry Offices of the Republic of the Marshall Islands in New York."

3. Clause 12.1(vii) of the Junior Facility Agreement shall be deleted and replaced with the following:

        "VALIDITY AND ADMISSIBILITY IN EVIDENCE Other than the recording of the Mortgage over its Vessel at the Maritime Administration Registry Offices of the Republic of the Marshall Islands and any required registration in the Cayman Islands all acts, conditions and things required to be done, fulfilled and performed in order (a) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in the Facility Documents, (b) to ensure that the obligations expressed to be assumed by it in the Facility Documents are legal, valid and binding and (c) to make the Facility Documents admissible in evidence in the Cayman Islands, have been done, fulfilled and performed."

4. Paragraph 1(i) of Part 2 of the First Schedule of the Junior Facility Agreement shall be deleted and replaced with the following:

                "in respect of Stavanger Sun Ltd. as the relevant Borrower, the Marshall Islands ship mortgage granted by such Borrower over its Vessel in favour of the Security Trustee in a form acceptable to the Agent."

5. Paragraph 7(i) of Part 2 of the First Schedule of the Junior Facility Agreement shall be deleted and replaced with the following:

                "in respect of Stavanger Sun Ltd. as the relevant Borrower, evidence of re-registration of its Vessel under the Marshall Islands flag.

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6.      The Fourth Schedule of the Junior Facility Agreement shall be amended by deleting the reference to the "MT Stavanger Sun" and replacing it with a reference to "Genmar Sun".

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                                   SCHEDULE 2

                                     PART 3

                        AMENDMENTS TO PRIORITY AGREEMENT

1. Clause 1(i)(a) of the Second Schedule to the Priority Agreement shall be deleted and replaced as follows:

        "(a) in respect of the Vessel Genmar Sun (previously known as Stavanger Sun) to be owned by Stavanger Sun Ltd, the first preferred and the second preferred Marshall Islands ship mortgages over such Vessel".

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                                   SCHEDULE 2

                                     PART 4

              AMENDMENTS TO ASSIGNMENTS OF EARNINGS AND INSURANCES

1.      Recital G shall be deleted and replaced with the following:

        "This Assignment is collateral to the New Mortgages over the Vessel dated on or about 14 March 2000 and granted by Stavanger Sun Ltd as Owner in favour of Christiania Bank og Kreditkasse ASA acting as Security Trustee".

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                                   SIGNATURES

THE BORROWERS

BOSS LTD.

By:

STAVANGER SUN LTD.

By:

THE AGENT

CHRISTIANIA BANK OG KREDITKASSE ASA

By:

THE SECURITY TRUSTEE

CHRISTIANIA BANK OG KREDITKASSE ASA

By:

THE SENIOR LENDERS

CHRISTIANIA BANK OG KREDITKASSE ASA

By:

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UNION BANK OF NORWAY

By:

SKANDINAVISKA ENSKILDA BANKEN

By:

THE JUNIOR LENDERS

CHRISTIANIA BANK OG KREDITKASSE ASA

By:

FOKUS BANK ASA

By:

THE SENIOR SWAP COUNTERPARTY

CHRISTIANIA BANK OG KREDITKASSE ASA

By:

THE JUNIOR SWAP COUNTERPARTY

CHRISTIANIA BANK OG KREDITKASSE ASA

By: